UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PIER 1 IMPORTS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

How to view your proxy materials and vote your shares

Changes to regulatory requirements concerning the delivery of proxy material provide companies the opportunity to drastically reduce the number of documents they print, resulting in significant savings in printing and mailing expenses and providing significant environmental benefits for all. For your convenience, shareowner proxy materials are available online in a format that is searchable, downloadable and printable. We encourage you to review this material online before voting your shares. It is available to you (via email, phone or Internet) by following the directions in the attached Notice of Internet Availability (“Notice”).

Why did I receive this Notice and not a full set of Proxy Materials?

Companies now have the option of sending a full-set of proxy materials to shareowners or providing them with a more economical and environmentally friendly Notice informing shareowners where their proxy materials are available online.

How do I access my proxy materials online?

The enclosed Notice contains the web site address where your proxy materials are located. We urge you to review the interactive online documents. You can print, download, email or search for specific information before voting your shares.

How do I Vote my Shares?

You can use the Internet to vote your shares. On the landing page of the web site provided in the Notice, locate the box labeled “To Vote Your Shares by Internet” and click on “Vote Now” to access the electronic proxy card and vote your shares. You will need to provide the 11-digit control number located on the Notice. We encourage you to review the online proxy materials before voting.

What are the benefits of Notice & Access?

Notice and Access will significantly reduce our printing, delivery and postage costs. This will also help reduce the environmental impact of the proxy voting process as we will be using much less paper for printing and fuel for delivering proxy materials. As a result we are able to reduce expenses and make a positive contribution to the environment.

See the enclosed Notice for instructions on how to receive the full-set of proxy materials in hardcopy form.

Make a positive impact on the environment by reviewing your proxy materials online and voting your shares electronically.

NA-EO(3/10)

Pier 1 Imports, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Pier 1 Imports, Inc. Annual Shareholders Meeting to Be Held on Tuesday, June 29, 2010

The Proxy Statement, Form 10-K, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/pir

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2010 to facilitate timely delivery.

Pier 1 imports®

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164

(outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com

(please send a blank email and reference your 11-digit control number in the subject line)

Internet: http://www.proxyvoting.com/pir

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

The 2010 Annual Meeting of Shareholders of Pier 1 Imports, Inc. (the “Company”) will be held at the Pier 1 Imports, Inc. Corporate Headquarters, 100 Pier 1 Place, Fort Worth, Texas 76102, on Tuesday, June 29, 2010, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

No. 1 to elect as directors the five nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

No. 2 the approval of an amendment of the Pier 1 Imports, Inc. Stock Purchase Plan to authorize an additional 3,500,000 shares of Pier 1 Imports’ common stock to the plan and to extend the term of the plan for five years;

No. 3 the ratification of the audit committee’s approval to engage Ernst & Young LLP as Pier 1 Imports’ independent registered public accounting firm for fiscal 2011;

No. 4 a shareholder proposal, if properly presented at the meeting, regarding linking incentive payments to the performance of other companies; and

To transact any other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees in Proposal No. 1 as a director and “FOR” Proposal Nos. 2 and 3, and “AGAINST” Proposal No. 4.

The Board of Directors has fixed the close of business on April 30, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR SHARES ELECTRONICALLY.

74116

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Shareholders Meeting to vote in person. Instructions on attending, gaining admission and voting at the Annual Shareholders Meeting can be found in the Proxy Statement. Directions to the Annual Shareholders Meeting can be found on the last page of the Proxy Statement.

Meeting Location:

Pier 1 Imports, Inc. Corporate Headquarters

Mezzanine Level, Conference Center Room C

100 Pier 1 Place

Fort Worth, Texas 76102

The following Proxy Materials are available for you to review online:

the Company’s 2010 Proxy Statement (including all attachments thereto); and

the Company’s Annual Report and Form 10-K for the fiscal year ended February 27, 2010.

To request a paper or email copy of the Proxy Materials:

Choose one of the following methods to make your request:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com

(please send a blank email and reference your 11-digit control number in the subject line)

Internet: http://www.proxyvoting.com/pir

If you request a paper copy of these materials, you will also receive a proxy card.

The Proxy Materials for Pier 1 Imports, Inc. are available to review at:

http://www.proxyvoting.com/pir

Have this notice available when you request a paper or email copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR SHARES ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the Proxy Materials online before voting.

Use the Internet to vote your shares. On the landing page of the above web site in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this notice in hand when you access the web site.

No personal information other than the 11-digit control number is necessary to execute a proxy.

You will need to reference the 11-digit control number located on the reverse side.

74116